[EX-99.906CERT]
                                                                     Exhibit (b)


                           SECTION 906 CERTIFICATIONS


      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                           By: /S/STEPHEN E. CANTER
                               Stephen E. Canter
                               Chief Executive Officer

                             Date: October 24, 2003


                           By: /S/STEPHEN E. CANTER
                               James Windels
                               Chief Financial Officer

                             Date: October 24, 2003


This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.